SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date or earliest event reported): July 25, 2019

HMG/COURTLAND PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

1-7865	59-1914299
(Commission File No)	(I.R.S. Employer Identification No.)

1870 S. Bayshore Drive Coconut Grove, Florida (Address of Principal Executive Offices)	33133 (Zip Code)

(305)854-6803
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 25, 2019, HMG/Courtland Properties, Inc. (the “Company”) held its annual meeting of shareholders. At that meeting, the shareholders elected all of the Company’s nominees for director and approved the renewal of the Advisory Agreement between the Company and HMGA, Inc. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Directors:

	For	Withheld

Maurice Wiener	756,657	18,485
Alexander Arader	757,466	17,676
Richard Wiener	757,486	17,656
Charles Dusseau	756,527	18,615

There were no broker non-votes for the election of directors.

2.	Renewal of Advisory Agreement:

For	Against	Abstain

755,055	20,087	-

There are no broker non-votes for the renewal of the Advisory Agreement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMC/COURTLAND PROPERTIES, INC.

By:	/S/ CARLOS CAMAROTTI
Carlos Camarotti
Principal Financial Officer

Date:   July 25, 2019